Neuberger Berman Equity Funds®
Neuberger Berman Climate Change Fund

Supplement to the Prospectuses dated December 14, 2009
Class A and Class C
Institutional Class

The Board of Trustees of Neuberger Berman Equity Funds (the “Trust”) has approved the liquidation of Neuberger Berman Climate Change Fund (the “Fund”), a series of the Trust.  Accordingly, the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record.

The date of liquidation for the Fund currently is anticipated to be on or about November 30, 2010 (“Liquidation Date”). Investors may continue to redeem shares of the Fund through the Liquidation Date. As of the close of business on November 19, 2010, the Fund will no longer accept orders to buy Fund shares from new investors or existing shareholders (including purchases through dividend reinvestments). In connection with the liquidation, the Fund may depart from its stated goals, strategies and techniques as it begins to convert all portfolio securities to cash or cash equivalents in preparation of the distribution of its assets to shareholders.

The date of this supplement is October 20, 2010.

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